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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in Amendment No. 2 to Form SB-2 of our report dated January 8, 1997, relating to the financial statements of EMB Corporation (formerly called Pacific International, Inc.), which is contained therein.


San Diego, California               /s/ Harlan & Boettger, L.L.P.
                                    -------------------------------------------
August 27, 1997